SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           15-Oct-01

CWABS, INC.

(AS DEPOSITOR UNDER THE SALE AND SERVICING AGREEMENT,
DATED AS OF MAY 27, 2001, PROVIDING FOR THE ISSUANCE OF
REVOLVING HOME EQUITY LOAN ASSET BACKED PASS-THROUGH
CERTIFICATES, SERIES 2001-B)

CWABS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE                333-38686             95-4596514
(State or Other         (Commission          (I.R.S. Employer
Jurisdiction of         File Number)         Identification
Incorporation)                               Number)



4500 Park Granada, Calabasas, CA  91302
(Address of Principal             (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:      818-225-3240

Item 5.  Other Events

On 15-Oct-01a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
    15-Oct-01The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current
    Commission policy in the area.

A.  Monthly Report Information:
    See Exhibit No.1

B.  Have any deficiencies occurred?   NO.
             Date:
             Amount:

C.  Item 1: Legal Proceedings:    NONE

D.  Item 2: Changes in Securities:NONE

E.  Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.  Item 5: Other Information - Form 10-Q, Part II -
    Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

    Exhibit No.

1. Monthly Distribution Report dated            15-Oct-01

COUNTRYWIDE HOME EQUITY LOAN TRUST
REVOLVING ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 2001-B

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:       15-Oct-01

             Beginning
             Certificate
    Class    Balance(1)           Principal              Interest
    Note     509,062,195.46       6,322,848.85           1,471,896.78

                                                         Ending
                                                         Certificate
    Class    Cusip                Losses                 Balance
    Note     126671 MP8                 0.00             502,739,346.61

          AMOUNTS PER $1,000 UNIT


    Class    Principal            Interest               Total
    Note     12.04352162           2.80361291             14.84713453


             Ending                                      Current
             Certificate                                 Pass-Through
    Class    Balance                  Losses             Interest Rate
    Note     957.59875545               0.00                 3.71750%


Investor Certificate Rates based on a LIBOR of:              3.48750%


Distribution   15-Oct-01

    Distribution Statement
    Sale and Servicing Agreement dated May 24, 2001


(i) Investor Floating Allocation Percentage    100.00000%

(ii)Investor Certificate Distribution Amount 7,794,745.63

(iiiInvestor Certificate Interest            1,471,896.78

(iv)Unpaid Investor Cert Int Shortfall paid         0.00
Per $1000 of Original Investor Cert Prin Bal    0.000000

(v) Remaining Unpaid Investor Cert Int Sfall        0.00
Per $1000 of Original Investor Cert Prin Bal    0.0000000

(vi)Principal Distributed
(viiInvestor Loss Amount paid as principal     34,024.36
Investor Loss Reduction Amounts paid as prin        0.00
    Accelerated Principal Distribution Amount1,207,994.92
    Scheduled Principal Distribution Amount  5,080,829.57
    Guaranteed Principal Distribution Amount        0.00
    Total Principal Distributed              6,322,848.85

(viiUnreimbursed Investor Loss Reduction Amnt       0.00
Per $1000 of Original Investor Cert Prin Bal    0.0000000

(ix)Basis Risk Carryforward Distributed             0.00

(x) Basis Risk Carryforward Remaining               0.00

(xi)Servicing Fee                             211,882.03

(xii)
    Invested Amount (before distributions)   509,062,195.46
    Invested Amount (after distributions)    502,739,346.61
Investor Cert Prin Bal (after distributions) 502,739,346.61
    Loan Group Factor                           0.9624335

(xii Asset Balance of Mortgage Loans         503,402,020.57


(xivCredit Enhancement Draw Amount                  0.00

(xv)Delinquency Information

                          Count     Balance  % of Group Bal
30-59 days                     31 824,876.91    0.163860%
60-89 days                      8 336,942.60    0.066933%
90 or more days                 7 163,722.16    0.032523%
Total                          46 1,325,541.6   0.263317%

*Note: The above statistics do not include loans in foreclosure proceedings or REO properties.

(xviForeclosure and REO Information


                          Count     Balance  % of Group Bal
    Foreclosure                 0       0.00    0.000000%
       REO                      0       0.00    0.000000%
      Total                     0       0.00    0.000000%


(xviOptional Serv Adv (Cur Collection Period)       0.00
    Optional Servicer Advances (Outstanding)        0.00

(xviInvestor Certificate Rate                    3.71750%

(xixMortgage Loans retransferred to the Transferor
    pursuant to Sect. 2.04 and 2.06
    Count                                              0
    Principal Balance                               0.00

(xx)Subordinated Transferor Collections             0.00

(xxiOvercollateralization Step-Down Amount          0.00

(xxii)
    Available Transferor Subordinated Amount        0.00
    Required Transferor Subordinated Amount         3,917,720.00
    Transferor Interest Collections                                   -
    Transferor Principal Collections              11,456,746.43


Other information

    Transferor Principal Balance (Beginning)         (545,320.96)
    Transferor Principal Balance (Ending)              662,673.96
    Fixed Allocation Percentage                   100.00%
    Periods until Step-Down Remittance Date                          27

    Mortgage Loans Payment Summary
    Interest Received                        2,997,019.52
Net Liquidation Proceeds (Allocable to Int)         0.00
Insurance Proceeds (Allocable to Interest)          0.00
Servicer Optional Advance (Allocable to Int)        0.00
Purchase Price Sect. 2.02 (a) (Allocable Int)       0.00
Purchase Price (90+ D Delinq) (Alloc. to Int)       0.00
    Residual Advance                                0.00
    Total Interest                           2,997,019.52
    Investor Interest Collections            2,785,137.49
    Begining Balance                         508,516,874.50
    Principal Collections                    16,537,576.00
    Net Liquidation Proceeds (Alloc. to Princ       0.00
    Insurance Proceeds (Alloc. to Principal)        0.00
    Purchase Price Sect. 2.02 (a) (Alloc. to        0.00
    Purchase Price (90+ D Delinq) (Alloc. to        0.00
    Loans Removed by Servicer Sect. 2.06            0.00
    Transfer Deposit Amount per Sect. 2.02 (a       0.00
    Total Principal                          16,537,576.00

    Additional Balances           11,456,746.43
    Ending Principal Balance      503,402,020.57
    Total Collections             19,322,713.49
    Alternative Principal Payment 5,080,829.57

      Loans Average Daily Balance            508,369,692.31


    Weighted Average Loan Rate                    7.1266%
    Weighted Average Net Loan Rate                6.4566%
    Maximum Rate                                  6.3681%
    Excess Interest                                 0.00

Loan Modification Summary                      Current
Loans with Senior Lien Balance Modification         0.00
Loans with Senior Lien Balance Modification (       0.00
Loans with Credit Limit Modification                0.00
Loans with Gross Margin Modification                0.00

Loan Modification Summary                     Cumulative % of Initial
Loans with Senior Lien Balance Modification    56,274.81        0.01%
Loans with Senior Lien Balance Modification ( 355,499.93        0.07%
Loans with Credit Limit Modification                0.00        0.00%
Loans with Gross Margin Modification                0.00        0.00%

    Credit Enhancer Information
Amt due to Credit Enhancer from Prepay Sfall        0.00
    AMBAC Surety Bond in force?                  YES
    Credit Enhancement Draw Amount                  0.00
    Guaranteed Principal Distribution Amount        0.00
    Guaranteed Distribution                  1,471,896.78
    Credit Enhancement Premium                 71,221.43

    Beginning O/C Amount                            0.00
    Ending O/C Amount                               0.00
    End O/C Amt (% of Orig Pool Balance)          0.0000%

    Liquidation Loss Amount (Current Period)   34,024.36
    Liquidation Loss Amount (Cumulative)       34,024.36

    Cumulative Loss Step-Up Percentage              0.00%
Rolling Six Month Delinquency Test Violated?      NO
    Monthly Delinquency Rate                      0.0985%
    Rolling Six Month Delinquency Rate            0.0650%
    Spread Rate                                   2.7391%
    Excess Spread Rate                            2.7324%
    Rolling three month Excess Spread Percent     2.5793%
    Required Subordinated Percentage                1.50%
Balance used for Required Subordinated AmountInitial Bal
    Initial Subordinated Amount              ($2,637,333.81)
    Can Required Transferor Sub Amt be Reduce     NO
    Has a Rapid Amortization Event occurred?      NO
    Cause of Rapid Amortization Event.            NA
    Has an Event of Servicing Termination occ     NO
    Cause of Event of Servicing Termination.      NA

    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        CWABS, INC.

                        By: /s/ Barbara Grosse
                        Name:  Barbara Grosse
                        Title: Vice President
                        Bank One

Date 10/15/01